SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)        FEBRUARY 11, 2000
                                                --------------------------------

                       TRAVEL SERVICES INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

                                     FLORIDA
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                 (State or other jurisdiction of incorporation)

       000-29298                                           52-2030324
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(Commission File Number)                       (IRS Employer Identification No.)
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                             220 CONGRESS PARK DRIVE
                           DELRAY BEACH, FLORIDA 33445
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code          (561) 266-0860
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 5.      OTHER EVENTS.

             Travel Services, International, Inc. (the "COMPANY") announced in a press release dated February 11, 2000, its results for the quarter and year ending December 31, 1999.

             The Company's Press Release is attached hereto as Exhibit 99.1.

ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits

      EXHIBIT
      NUMBER                          DESCRIPTION
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       99.1                Press Release, dated February 11, 2000, announcing
                           the results of the Registrant for the quarter and year ending December 31, 1999.
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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 TRAVEL SERVICES

                                                 INTERNATIONAL, INC.

Dated: February 11, 2000                         By: /s/ Suzanne B. Bell
                                                    ----------------------------
                                                     Suzanne B. Bell
                                                     Senior Vice President

                                 EXHIBIT INDEX

      EXHIBIT
      NUMBER                          DESCRIPTION
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       99.1                Press Release, dated February 11, 2000, announcing
                           the results of the Registrant for the quarter and year ending December 31, 1999.
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